SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): APRIL 12, 2000


                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-11368
                            (Commission File Number)

                                   91-1554663
                        (IRS Employer Identification No.)

                   180 TECHNOLOGY PARKWAY, NORCROSS, GA 30092
               (Address of principal executive offices) (Zip Code)

                                 (678) 969-5000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)








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                                                      Exhibit Index is at Page 4



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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective April 12, 2000, the Audit Committee (the "Audit Committee") of the Board of Directors of Paragon Trade Brands, Inc. (the "Company" or "Paragon") approved the dismissal of Arthur Andersen LLP ("AA") as the independent accountant engaged to audit the Company's financial statements. Also effective April 12, 2000, the Audit Committee approved the engagement of Ernst & Young LLP ("E&Y") as the new independent accountant to replace AA and assigned to it the responsibility of auditing the Company's 2000 financial statements.

AA's audit opinion for fiscal year 1998 contained an explanatory fourth paragraph with respect to the Company's ablity to continue as a going concern, but contained no other qualifications, modifications or disclaimers. AA's audit opinion for fiscal year 1999 was unqualified.

There were no disagreements with AA during the Company's last two fiscal years with respect to any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of AA, would have caused AA to describe the subject matter of the disagreement in its report. Likewise, there were no reportable events, as specified under Item 304(a)(1)(v) of Regulation S-K, during the Company's last two fiscal years.

During the last two fiscal years, Paragon has not consulted with E&Y on any matter related to the application of accounting principles to a specified transaction or the type of audit opinion that E&Y might render on the Company's financial statements and no advice, either oral or written, was received by the Company from E&Y on any such matter.

Please see the letter of AA dated April 13, 2000 concurring with the disclosures made herein. A copy of this letter has been attached as Exhibit 99 hereto.



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARAGON TRADE BRANDS, INC.


                                           By:      /S/ ALAN J. CYRON
                                                 -------------------------------
                                                 Name:  Alan J. Cryon
                                                 Title:  Chief Financial Officer


Dated:  April 19, 2000






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


                                  EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
--------------           -----------

       99 Letter dated April 13, 2000 from Arthur Andersen LLP to Paragon Trade Brands, Inc.












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